DEAR SHAREHOLDERS:

Our report for CIGNA Investment Securities, Inc. (the "Fund") covering the quarter ended March 31, 2001 follows.

MARKET SUMMARY

Bonds significantly outperformed stocks during the quarter, as the Lehman Brothers Aggregate Bond Index registered a gain of 3.03%, compared with declines of 11.86% and 25.51% for the S&P 500 and NASDAQ Indices, respectively.

The quarter started with very strong fixed income sector performance, as spread product significantly outperformed U.S. Treasury securities. The leading sectors for the period were domestic high yield bonds, followed by investment-grade corporate bonds and asset-backed securities. The total return of the Lehman Brothers High Yield Bond Index was 6.36%, while the Lehman Brothers U.S. Credit Index returned 4.27% for the period.

Factors which led to the strong first quarter bond market performance included: aggressive monetary easing by the Federal Reserve (Fed) of 150 basis points, a steeper U.S. Treasury security yield curve, increased trading volume, and some reversal of market risk aversion.

PORTFOLIO PERFORMANCE

The Fund's return for the quarter of 3.20% exceeded the Lehman Brothers Aggregate Bond Index return of 3.03% by 17 basis points. This outperformance is attributed to the Fund's approximately 5% increase in exposure to corporate bonds, after taking advantage of some pricing opportunities on the intermediate part of the yield curve. This increase was funded by moving to an underweight position in mortgage backed securities (MBS), based on our concern about increased mortgage refinancing. This strategy proved successful, as the corporate bond sector was the best performer in the Lehman Brothers Aggregate Bond Index, while MBS was the lagging sector. MBS also underperformed U.S. Treasuries by 11 bps. The Fund's return based on the market value of its shares traded on the New York Stock Exchange was -1.41% for the quarter.

Our allocation to domestic high yield bonds was a sound decision, as lower quality debt dramatically outperformed during the first quarter, reversing the dismal performance of high yield during all of 2000. However, in March we experienced negative performance from several securities, primarily in the telecommunications industry, offsetting the benefit of being in this sector.

                                                          (CONTINUED ON PANEL 4)

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.
FINANCIAL SUMMARY
For the Three Months Ended March 31, 2001 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------
                                                        2001             2000
                                                        ----             ----
Net investment income                                 $1,306            $1,346
Net realized and unrealized gain (loss)                1,437              (389)
Per share:
    Net investment income                              $0.27             $0.28
    Dividends from net investment income               $0.28             $0.28
    Net asset value at end of period                  $18.41            $17.70

--------------------------------------------------------------------------------
NET INVESTMENT INCOME PER SHARE
For the Three Months Ended March 31 (Unaudited)
--------------------------------------------------------------------------------
  2001              2000               1999               1998             1997
  ----              ----               ----               ----             ----
  $0.27             $0.28              $0.29             $0.31             $0.32

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------
ASSETS:
Investments at market value
    (Cost - $86,719)                                                  $ 87,820
Cash                                                                       243
Receivable for investments sold                                          2,694
Interest receivable                                                      1,224
Investment for Directors' deferred compensation plan                       175
Other                                                                       21
                                                                    ------------
    Total assets                                                        92,177
                                                                    ------------
LIABILITIES:
Payable for investments purchased                                        3,622
Deferred Directors' fees payable                                           175
Accrued advisory fees payable                                               40
Net payable for open futures contracts                                      21
Custodian fees payable                                                      18
Audit and legal fees payable                                                15
Transfer agent fees payable                                                 14
Administrative services fees payable                                         9
Other                                                                       15
                                                                    ------------
    Total liabilities                                                    3,929
                                                                    ------------
NET ASSETS                                                            $ 88,248
                                                                    ============

NET ASSET VALUE PER SHARE
Applicable to 4,792 shares of $0.10 par value capital stock
    outstanding (12,000 shares authorized)                            $  18.41
                                                                    ============

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Three Months Ended March 31, 2001
(Unaudited)
(In Thousands)
--------------------------------------------------------------------------------



INVESTMENT INCOME:
    Interest                                                             $1,499
EXPENSES:
    Investment advisory fees                                $113
    Custodian fees                                            19
    Shareholder reports                                       13
    Transfer agent fees                                       12
    Administrative services                                    9
    Auditing and legal fees                                    8
    State taxes                                                6
    Directors' fees                                            5
    Stock exchange fees                                        4
    Other                                                      4            193
                                                     ------------   ------------
Net investment income                                                     1,306
Net realized loss from investments                                        1,349
Net realized loss from futures contracts                                     88
Unrealized appreciation on investments                                      160
Unrealized appreciation on futures contracts                               (102)
                                                                    ------------
Net increase in net assets from operations                                2,801
Distributions to shareholders from net
    investment income                                                    (1,342)
                                                                    ------------
Net increase in net assets                                                1,459
NET ASSETS:
    Beginning of period                                                  86,789
                                                                    ------------
    End of period (includes undistributed net
      investment income of $103)                                        $88,248
                                                                    ============

OUTLOOK

We began the second quarter with a constructive view on the corporate bond sector, given current valuation levels. We continue to believe that corporate bonds offer the best value on an absolute basis and versus alternative spread product. That said, we remain somewhat cautious about "event risk," and the continued signs of credit deterioration, sparked by declining equity valuations and weaker company earnings. As a result, security and industry selection should continue to be relatively defensive. Our focus will remain on high quality securities of large cap, solid businesses and on those issuers with credit improvement/debt reduction stories.

We also expect to maintain an underweight in MBS, with an allocation favoring prepayment penalty bonds. We will monitor the level of the 10-year U.S. Treasury note closely, as it significantly influences mortgage rates, mortgage refinancing and, therefore, the overall MBS market. We will also look to cover our under weighting in commercial mortgage backed securities (CMBS).

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.




CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA Investment Securities, Inc.       [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
P.O. Box 13856
Philadelphia, PA 19101

                                                                CIGNA INVESTMENT
                                                                SECURITIES, INC.
--------------------                    ________________________________________
PRESORTED STANDARD
    U.S. POSTAGE                                            FIRST QUARTER REPORT
       PAID                                                       MARCH 31, 2001
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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